Exhibit 10.29

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

June 13, 2007 (rev. 09/14/07)

Joan Roberts, RN, MS

Senior Director, Contract Services - Medical

Contract Management	Sent via FedEx - Next Day

Novation

125 East John Carpenter Freeway

Irving, TX 75062

Re:	Supplier Agreement # MS50662

Dear Joan:

Effective October 1, 2007, MASIMO, Inc. and Novation, LLC hereby agree to make the following changes to Supplier Agreement #MS50662.

(for pending changes)

to Exhibit A of Agreement #MS50662 dated (March 1, 2006).

Include only items that have price changes from Exhibit A

Comment	Manuf Item#	Item Description	Unit of Measure	Tier	Previous Price	New Price
Price Change	9030	Configurable R2 Radical Handheld (w/o Docking Station, Blue Screen	EA	1	[…***…]	[…***…]
Price Change	9030	Configurable R2 Radical Handheld (w/o Docking Station, Blue Screen	EA	2	[…***…]	[…***…]
Price Change	9030	Configurable R2 Radical Handheld (w/o Docking Station, Blue Screen	EA	3	[…***…]	[…***…]
Price Change	9023	Configurable, Radical Docking Station RDS-3 (fka #1712)	EA	1	[…***…]	[…***…]
Price Change	9023	Configurable, Radical Docking Station RDS-3 (fka #1712)	EA	2	[…***…]	[…***…]
Price Change	9023	Configurable, Radical Docking Station RDS-3 (fka #1712)	EA	3	[…***…]	[…***…]
Description & Price Change	R2DS-3	Radical, Blue Screen consists of #9030 (Handheld) & #9023 (RDS-3)	EA	1	[…***…]	[…***…]
Description & Price Change	R2DS-3	Radical, Blue Screen consists of #9030 (Handheld) & #9023 (RDS-3)	EA	2	[…***…]	[…***…]

Page 1 of 5	* Confidential Treatment Requested

Comment	Manuf Item#	Item Description	Unit of Measure	Tier	Previous Price	New Price
Description & Price Change	R2DS-3	Radical, Blue Screen consists of #9030 (Handheld) & #9023 (RDS-3)	EA	3	[…***…]	[…***…]
Description & Price Change	R2DS-1	Radical, Blue Screen consists of #9030 (Handheld) & #9021 (RDS-1)	EA	1	[…***…]	[…***…]
Description & Price Change	R2DS-1	Radical, Blue Screen consists of #9030 (Handheld) & #9021 (RDS-1)	EA	2	[…***…]	[…***…]
Description & Price Change	R2DS-1	Radical, Blue Screen consists of #9030 (Handheld) & #9021 (RDS-1)	EA	3	[…***…]	[…***…]
Description & Price Change	R7DS-3	Radical-7, Blue Screen consists of #9031 (Handheld) & #9023 (RDS-3)	EA	1	[…***…]	[…***…]
Description & Price Change	R7DS-3	Radical-7, Blue Screen consists of #9031 (Handheld) & #9023 (RDS-3)	EA	2	[…***…]	[…***…]
Description & Price Change	R7DS-3	Radical-7, Blue Screen consists of #9031 (Handheld) & #9023 (RDS-3)	EA	3	[…***…]	[…***…]
Description & Price Change	R7DS-1	Radical-7, Blue Screen consists of #9031 (Handheld) & #9021 (RDS-1)	EA	1	[…***…]	[…***…]
Description & Price Change	R7DS-1	Radical-7, Blue Screen consists of #9031 (Handheld) & #9021 (RDS-1)	EA	2	[…***…]	[…***…]
Description & Price Change	R7DS-1	Radical-7, Blue Screen consists of #9031 (Handheld) & #9021 (RDS-1)	EA	3	[…***…]	[…***…]
Price Change	1006	PC12 Cable, 1/box, 12 ft. LNOP Patient Cable	EA	1	[…***…]	[…***…]
Price Change	1006	PC12 Cable, 1/box, 12 ft. LNOP Patient Cable	EA	2	[…***…]	[…***…]
Price Change	1006	PC12 Cable, 1/box, 12 ft. LNOP Patient Cable	EA	3	[…***…]	[…***…]
Price Change	1814	LNC-10 Cable, 10 ft. Patient Cable, 1/box	EA	1	[…***…]	[…***…]
Price Change	1814	LNC-1O Cable, 10ft. Patient Cable, 1/box	EA	2	[…***…]	[…***…]
Price Change	1814	LNC-10 Cable, 10 ft. Patient Cable, 1/box	EA	3	[…***…]	[…***…]

(for product additions / deletions)

The following items will be (added, deleted, change in part number, etc.)

COMMENTS	MASIMO Product Description	Part Number	UOM	Qty/ UOM	Price Tier 1	Price Tier 2	Price Tier 3
Addition	LNCS Neo PT, Soft touch Neonatal Adhesive, 18 in., 20/box	1901	BX	20	[…***…]	[…***…]	[…***…]
Addition	LNOP Adult Sensor Sample Pack, 3-Adt / 1-Pdt Adhesive Sensors	1228	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNOP Neo Sensor Sample Pack, 3-Neo, 1-NeoPt	1229	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNOP Sensor Sample Pack, 2-Adt, 1-Ped, 1-Neo	1283	EA	1	[…***…]	[…***…]	[…***…]
Addition	Radical Handheld, Green Screen, Refurbished	1796	EA	1	[…***…]	[…***…]	[…***…]
Addition	Radical Docking Station RDS-1, Refurbished	1797	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNCS to PC Series; LNCS Series to LNOP PC Series Adapter Cable, 18 in.	1816	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNOP CMS	1849	EA	1	[…***…]	[…***…]	[…***…]
Addition	SP02.COM Sensor Sample Pack (1 ea. Ad, Pd, Ne and In)	1851	EA	1	[…***…]	[…***…]	[…***…]
Addition	NRC-P8 Patient Cable, Philips 8-pin to SP02.COM, 3.3ft	1852	EA	1	[…***…]	[…***…]	[…***…]

Page 2 of 5	* Confidential Treatment Requested

COMMENTS	MASIMO Product Description	Part Number	UOM	Qty/ UOM	Price Tier 1	Price Tier 2	Price Tier 3
Addition	NRC-P8 EXT Extension Cable, 2m, 1/box	1886	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNCS Sensor Sample Pack, 3-Adtx, 1-Pdtx	1897	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNCS Neo Sensor Sample Pack, 2-Neo-L, 1-Pdtx, 1-lnf-L	1898	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNCS Sensor Sample Pack, 1-Adtx, 1-Pdtx, 1-Neo-L, 1- Inf-L	1899	EA	1	[…***…]	[…***…]	[…***…]
Addition	NRC-SL Patient Cable, SpaceLabs to SP02.COM, 10ft	1900	EA	1	[…***…]	[…***…]	[…***…]
Addition	Sample Kit, MAC-1 Adapter Cable, LNOP DC-I	1937	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNOP DC-1-dc12, Adult Reusable Direct Connect Sensor, 12 foot cable, 1/box	1969	EA	1	[…***…]	[…***…]	[…***…]
Addition	PC-12-GE, LNOP to GE Patient Cable, 12ft.	1978	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC-14 Cable, 14ft. Patient Cable, 1/box	2013	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC-10-GE; LNCS to GE Patient Cable, 10 ft., SET	2016	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC-4-EXT; LNCS Extension Cable, 4ft	2021	EA	1	[…***…]	[…***…]	[…***…]
Addition	Red LNC-04, LNCS 20-pin SpO2, 4 ft. Patient Cable, 1/box	2055	EA	1	[…***…]	[…***…]	[…***…]
Addition	Red LNC-10, LNCS 20-pin SpO2, 10 ft. Patient Cable, 1/box	2056	EA	1	[…***…]	[…***…]	[…***…]
Addition	Red LNC-14, LNCS 20-pin SpO2, 14 ft. Patient Cable, 1/box	2057	EA	1	[…***…]	[…***…]	[…***…]
Addition	Red PC-04: LNOP 20-pin SpO2; LNOP Patient Cable for Rad-57 or Radical-7 Oximeters, 4 ft.	2058	EA	1	[…***…]	[…***…]	[…***…]
Addition	Red PC-08: LNOP 20-pin SpO2; LNOP Patient Cable for Rad-57 or Radical-7 Oximeters, 8 ft.	2059	EA	1	[…***…]	[…***…]	[…***…]
Addition	Red PC-12: LNOP 20-pin SpO2; LNOP Patient Cable for Rad-57 or Radical-7 Oximeters, 1/box, Patient Cable, 12 ft.	2060	EA	1	[…***…]	[…***…]	[…***…]
Addition	Rainbow DCIP-dc3, Pediatric/Adult Slender Reusable Direct Connect Sensor, 3ft., 1/box (SpO2, SpCO and SpMet)	2069	EA	1	[…***…]	[…***…]	[…***…]
Addition	Rainbow DCIP-dc12, Pediatric/Adult Slender Reusable Direct Connect Sensor, 12ft., 1/box (SpO2, SpCO and SpMet)	2070	EA	1	[…***…]	[…***…]	[…***…]
Addition	Handheld Protective Boot - Royal Blue	2097	EA	1	[…***…]	[…***…]	[…***…]
Addition	Handheld Protective Boot - Light Blue; use w/Rad5, Rad-5v and Rad 57	2098	EA	1	[…***…]	[…***…]	[…***…]
Addition	Handheld Protective Boot - Pink; use w/Rad5, Rad- 5v and Rad 57	2099	EA	1	[…***…]	[…***…]	[…***…]
Addition	Headband for LNOP/LNCS TF-I, 12/box	2215	BX	12	[…***…]	[…***…]	[…***…]
Addition	Rad-8 Mounting Bracket	2227	EA	1	[…***…]	[…***…]	[…***…]
Addition	Rad-8 Power Cord Lock	2228	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNCS Yl, Multisiie Reusable Sensor, 3 ft. 1/box	2258	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC 10’ Patient Cable; LNCS Sensor to Philips 12- pin CMS SpO2 Adapter	2263	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC 10’ Patient Cable to GE conventional SpO2 Adapter	2264	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC 10’ Patient Cable to SL conventional Sp02 Adapter	2266	EA	1	[…***…]	[…***…]	[…***…]

Page 3 of 5	* Confidential Treatment Requested

COMMENTS	MASIMO Product Description	Part Number	UOM	Qty/ UOM	Price Tier 1	Price Tier 2	Price Tier 3
Addition	LNC 10’ Patient Cable to Nellcor 180 Oximeter Adapter	2268	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC 10’ Patient Cable to Nellcor 395 Oximeter Adapter	2269	EA	1	[…***…]	[…***…]	[…***…]
Addition	Configurable, Rad-5 Handheld Pulse Oximeter, incl. LNOP DCSC Reusable sensor and Ops Manual, Premium, World Wide, DCSC	9025	EA	1	[…***…]	[…***…]	[…***…]
Addition	Configurable, Rad-5v Handheld Pulse Oximeter, incl., LNOP DCSC Reusable sensor and Ops Manual, World Wide, DCSC	9026	EA	1	[…***…]	[…***…]	[…***…]
Addition	Configurable Rad-9 Pulse Oximeter	9028	EA	1	[…***…]	[…***…]	[…***…]
Addition	Radical-7 Handheld, Blue Screen	9031	EA	1	[…***…]	[…***…]	[…***…]
Addition	Radical-7 Handheld, Color Screen	9086	EA	1	[…***…]	[…***…]	[…***…]
Addition	Wall Mount Extension Arm (Radical)	11773	EA	1	[…***…]	[…***…]	[…***…]
Addition	Medium Duty Roll Stand with Handle & Basket	13833	EA	1	[…***…]	[…***…]	[…***…]
Addition	Post Rail Mount (Radical and Rad-8)	13927	EA	1	[…***…]	[…***…]	[…***…]
Addition	Eagle Bracket (Radical)	30502	EA	1	[…***…]	[…***…]	[…***…]
Addition	Right Angle Bracket (Radical)	30503	EA	1	[…***…]	[…***…]	[…***…]
Addition	Box Bracket (Radical)	30512	EA	1	[…***…]	[…***…]	[…***…]
Addition	V-Block (Radical and Rad-8 in conjunction w/ Baseplate or L-Bracket)	30579	EA	1	[…***…]	[…***…]	[…***…]
Addition	Baseplate (Radical and Rad-8)	30580	EA	1	[…***…]	[…***…]	[…***…]
Addition	L Bracket (Radical)	30581	EA	1	[…***…]	[…***…]	[…***…]
Addition	Radical Slide Plate (Radical and Rad-8)	30583	EA	1	[…***…]	[…***…]	[…***…]
Addition	J Bracket (Radical and Rad-8)	30750	EA	1	[…***…]	[…***…]	[…***…]
Addition	LeftAngle Bracket (Radical and Rad-8)	30751	EA	1	[…***…]	[…***…]	[…***…]
Addition	C-Clamp (Radical)	30801	EA	1	[…***…]	[…***…]	[…***…]
Addition	Merlin Yolk (Radical)	30807	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC MP10 (LNCS to Intellivue Module and MMS)	2281	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNOP MP12 (LNOP to Intellivue Module and MMS)	2282	EA	1	[…***…]	[…***…]	[…***…]
Addition	PC-12-GE, LNOP to GE Patient Cable, 12ft., 1/box	1978	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNC-10-GE, LNCS to GE Patient Cable, 10 ft., 1/box	2016	EA	1	[…***…]	[…***…]	[…***…]
Addition	LNCS Adtx-3, Adult adhesive sensor, 3 ft	2317	BX	20	[…***…]	[…***…]	[…***…]
Addition	LNCS Pdtx-3, Pediatric adhesive sensor, 3ft	2318	BX	20	[…***…]	[…***…]	[…***…]
Addition	LNCS Inf-3, Infant adhesive sensor, 3ft	2319	BX	20	[…***…]	[…***…]	[…***…]
Addition	LNCS Neo-3, Neonatal/Adult adhesive sensor, 3ft	2320	BX	20	[…***…]	[…***…]	[…***…]
Addition	LNCS NeoPt-3, Neonatal Preterm adhesive sensor, 3ft	2321	BX	20	[…***…]	[…***…]	[…***…]
Equivalent pn#1861	LNCS Inf, Infant adhesive sensor, 18-inch, 20/box	2328	BX	20	[…***…]	[…***…]	[…***…]
Equivalent pn#1862	LNCS Neo, Neonatal/Adult adhesive sensor, 18-inch, 20/box	2329	BX	20	[…***…]	[…***…]	[…***…]
Equivalent pn#1901	LNCS NeoPt, Neonatal Preterm adhesive sensor, 18-inch, 20/box	2330	BX	20	[…***…]	[…***…]	[…***…]

Page 4 of 5	* Confidential Treatment Requested

COMMENTS	Mfg Item Number	ITEM DESCRIPTION	Price Tier 1	Price Tier 2	Price Tier 3
DELETE	1949	NRC-P8 Patient Cable, Phillips 8- pin to SPO2.COM, 10 ft, 1/box (No longer available; refer to new pn #2281)	[…***…]	[…***…]	[…***…]

Include rationale for price changes, item additions and deletions:

Please indicate your acceptance of the foregoing by signing the duplicate originals in the space provided below and returning one signed original.

Sincerely,

/s/ Jim Beyer
Jim Beyer
VP, National Accounts

AGREED AND ACCEPTED this 21st day of September, 2007.

Novation

By:	/s/ Joan Roberts

Printed Name:	Joan Roberts, RN, MS

Title:	Senior Director – Contract Services, Medical

Page 5 of 5	* Confidential Treatment Requested